EXHIBIT 10.30.1

                                 FIRST AMENDMENT
                     TO EXECUTIVE SUPPLEMENTAL COMPENSATION
                       AGREEMENT BY AND BETWEEN SOUTHWEST
                         COMMUNITY BANK AND ALAN J. LANE


This First Amendment To Executive Supplemental Compensation Agreement By and Between Southwest Community Bank and Alan J. Lane (hereinafter "Amendment") is made and entered into effective this April 28, 2005, by and between Southwest Community Bank, with its principal offices located in the City of Carlsbad, California (hereinafter "the Bank"), and Alan J. Lane, an individual residing in the state of California, (hereinafter "the Executive").

Because of an inconsistency with respect to vesting percentages as they appear in "Schedule A" to the Executive Supplemental Compensation Agreement, and reference to acceleration of vesting following a Termination Without Cause, the parties hereby agree to Amend the Executive Supplemental Compensation Agreement, effective as of January 20, 2005, by and between the Bank and the Executive, as follows:

     To delete reference to the "(20%)" figure as it appears on page 1 of the Agreement, under the heading "1.2 Applicable Percentage", at line 6 of that paragraph.

It is the intent of the Parties that the deletion of this "20%" figure shall eliminate any inconsistency or conflict between the intended vesting schedule appearing in Exhibit A to the underlying Agreement and any provisions thereto (including but not limited to Paragraph 1.2).

To the extent that any paragraph, term, or provision of the Executive Supplemental Compensation Agreement is not specifically amended herein, or in any other amendment thereto, said paragraph, term, or provision shall remain in full force and effect as set forth in said Agreement.


IN WITNESS WHEREOF, the Employee and a duly authorized Bank officer have signed this Agreement as of the written date.

Southwest Community Bank



By:                                        Date:
     /s/ Frank J. Mercardante                          4/28/05
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Title   Chief Executive Officer
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   /s/ Alan J. Lane                        Date:       4/28/05
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Alan J. Lane


   /s/ Paul M. Weil                          /s/ Barbara S. Cavalluzzi
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Witness                                    Witness